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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2003

SABRE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12175 (Commission File No.)	75-2662240 (IRS Employer Identification No.)
3150 Sabre Drive Southlake, Texas 76092 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (682) 605-1000

Not Applicable
(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

        Sabre Holdings Corporation is posting on its Website (www.sabre.com/investor) certain background details regarding minor reclassifications contained in the Form 10-K/A, which do not impact Sabre Holdings operating income.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION
	By:	/s/ JAMES F. BRASHEAR
	Name:	James F. Brashear
	Title:	Corporate Secretary
Date: March 17, 2003

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  Item 9. Regulation FD Disclosure.
SIGNATURE